EXHIBIT 10.21O

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

TWENTIETH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTIETH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	The parties wish to extend the Agreement through February 28, 2013 (for purposes of this Amendment, “Additional One Month Extension”) in order to finalize terms for a longer extension and therefore the first sentence of Section 1.2 entitled Term shall be deleted in its entirety and replaced with the following:

“Unless earlier terminated pursuant to Section 6.1, this Agreement shall commence on the Effective Date and remain in effect thereafter for an initial term expiring on February 28, 2013 (“Term”).”

2.	As a result of the parties agreeing to the Additional One Month Extension, Section 9.2 entitled “No Consequential Damages/Limitation of Liability” shall be modified by adding the following at the end of the second paragraph thereof:

“CSG AND CUSTOMER AGREE FOR THE PERIOD OF JANUARY 1, 2013 THROUGH FEBRUARY 28, 2013, EXCEPT FOR DAMAGES OR LIABILITIES RELATED TO SECTIONS *** ************ ********** *** ******** ****** *** ******* *** ************* ********** OR ARTICLE ** *****************, IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH CSG, CUSTOMER, THEIR LICENSORS OR THEIR VENDORS INCUR FROM EVENTS OCCURING DURING JANUARY 1, 2013 TO FEBRUARY 28, 2013 EXCEED $************. FOR THE AVOIDANCE OF DOUBT, THE PARTIES AGREE THAT EVENTS GIVING RISE TO CLAIMS THAT OCCUR BEFORE JANUARY 1, 2013 SHALL BE SUBJECT TO THE LIABILITY CAP APPLICABLE TO THE YEAR IN WHICH SUCH EVENT OCCURRED.”

3.	As a further result of the parties agreeing to the Additional One Month Extension, the parties agree that Section 9.3 shall be modified by adding the following at the end thereof:

“ (e) Notwithstanding anything contained herein to the contrary, during the period of January 1, 2013 through February 28, 2013, the aggregate liability CSG shall have for any ***-***-**** liability incurred from events occurring during the period of January 1, 2013 through February 28, 2013 under Section 9.3 shall not exceed $**********. For the avoidance of doubt, the parties agree that events giving rise to such liability that occur before the January 1, 2013 shall be subject to the liability cap applicable to year in which such event occurred.”

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.	CSG and Customer agree that Section 5.4 entitled “Adjustment to Fees”, shall not be enforced during the Additional One Month Extension, but reserve the right to apply an adjustment in any subsequent amendment to the Agreement. All other terms and conditions of the Agreement shall be given and remain in full force and effect.

SIGNATURE PAGE TO FOLLOW

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Peter Kiriacoulacos	By:	/s/ Randy Wiese

Name:	Peter Kiriacoulacos	Name:	Randy Wiese

Title:	Executive Vice President & Chief Procurement Officer	Title:	EVP/CFO

Date:	1-28-13	Date:	Jan/29/2013